 Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Launch: Golub Capital BDC Inc (GBDC)

5Y Tap: $200MM @ T+165

Issuer: Golub Capital BDC, Inc. (“GBDC”)

Format: SEC Registered - Senior Unsecured

Ratings: Moody’s: Baa3 (Stable), S&P: BBB- (Stable), Fitch: BBB- (Stable)

Size: $150 million

Tenor: Tap of 2.500% Notes due 8/24/26

Maturity: August 24, 2026

Change of Control: Yes, 100% (See Red)

Active Bookrunners: J.P. Morgan / SMBC Nikko (B&D)

IPTs: T+165 Area

UOP: Repay outstanding indebtedness and general corporate purposes

Denominations: $2000 x $1000

Optional Redemption: Make-Whole, 1 Month Par Call

Settlement: T+3 (October 13, 2021)

Timing: Today’s Business

Sales into Canada: Yes, exemption

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. A preliminary prospectus supplement, together with an accompanying prospectus, have been filed with the Securities and Exchange Commission, which contain this and other information about Golub Capital BDC, Inc. and should be read carefully before investing.

The information in the preliminary prospectus supplement and accompanying prospectus and in this announcement is not complete and may be changed. The preliminary prospectus supplement and accompanying prospectus and this announcement are not offers to sell any securities of Golub Capital BDC, Inc. and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

Golub Capital BDC, Inc.’s shelf registration statement is on file with and has been declared effective by the Securities and Exchange Commission. Any offering of Golub Capital BDC, Inc.’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of a preliminary prospectus supplement, together with an accompanying prospectus, may be obtained from SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com or J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc. (“GBDC”) is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. GBDC invests primarily in one stop and other senior secured loans to middle market companies that are often sponsored by private equity investors. GBDC’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital LLC group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital is a market-leading, award-winning direct lender and credit asset manager, with over $40 billion of capital under management. Golub Capital specializes in delivering reliable, creative and compelling financing solutions to companies backed by private equity sponsors. The firm’s sponsor finance expertise also forms the foundation of its Late Stage Lending, Broadly Syndicated Loan and Opportunistic Credit investment programs. Across its activities, Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from private equity sponsors and investors. Founded over 25 years ago, Golub Capital today has over 550 employees and lending offices in Chicago, New York, San Francisco and London. For more information, please visit golubcapital.com

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.